UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2003

PTEK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-27778	59-3074176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Rd., NE, Suite 700, Atlanta, GA 30326

(Addresses of Principal Executive Offices, including Zip Code)

(404) 262-8400

(Registrant’s Telephone Number, including Area Code)

Item 5.	Other Events and Required FD Disclosure.

The Company is attaching as Exhibit 99.1 to this Current Report on Form 8-K a copy of its updated Risk Factors.

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Updated Risk Factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTEK HOLDINGS, INC.

/s/ William E. Franklin

William E. Franklin Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

Date: December 19, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Updated Risk Factors.